UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2020

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting was held on May 12, 2020. Three Company proposals were submitted to stockholders as described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 27, 2020. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to Elect Ten Directors for One-Year Terms:
Thomas Everist	141,276,670	4,634,498	377,121	29,096,404
Karen B. Fagg	141,135,380	4,802,017	350,892	29,096,404
David L. Goodin	142,920,775	2,988,888	378,626	29,096,404
Mark A. Hellerstein	144,505,617	1,333,209	449,463	29,096,404
Dennis W. Johnson	140,966,892	4,940,943	380,454	29,096,404
Patricia L. Moss	140,425,820	5,487,406	375,063	29,096,404
Edward A. Ryan	143,577,270	2,265,961	445,058	29,096,404
David M. Sparby	144,112,168	1,751,344	424,777	29,096,404
Chenxi Wang	144,084,545	1,764,249	439,495	29,096,404
John K. Wilson	140,345,022	5,522,243	421,024	29,096,404
All of the Company’s nominees were elected, having received more votes cast “for” their election than “against” their election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers	139,134,107	5,723,799	1,430,383	29,096,404

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2020	173,008,733	1,732,203	643,757

The proposal was approved, having received the affirmative vote of a majority of the common stock present in person or represented by proxy at the meeting and entitled to vote on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020

MDU Resources Group, Inc.

By:	/s/ Daniel S. Kuntz

Daniel S. Kuntz
Vice President, General Counsel
and Secretary